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                                                                [EXECUTION COPY]

                                  IVILLAGE INC.

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of the 24th day of May, 2004, by and between iVillage Inc., a Delaware corporation (the "Company"), and Conopco, Inc. a New York corporation ("Investor").

         WHEREAS, Investor holds 200,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company (the "Shares") which Investor acquired pursuant to a Stock Purchase Agreement, dated as of October 29, 2003 (the "Purchase Agreement"), between the Company and Investor;

         WHEREAS, the Company currently is considering an underwritten public offering (the "Offering") of its Common Stock and, to that end, the Company has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 (File No. 333-114474)(the "Registration Statement") which allows the Company and certain stockholders named therein to sell shares of Common Stock from time to time, which Registration Statement has been declared effective by SEC; and

         WHEREAS, under the Purchase Agreement, Investor has certain registration rights with respect to its participation in the Offering which it desires to waive in consideration of the execution and delivery of this Agreement, it being understood that except for such waiver the Purchase Agreement remains in full force and effect;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. REGISTRATION RIGHTS. The Company and the Investor covenant and agree:

                  1.1 DEFINITIONS. For purposes of this Agreement:

                           (a) The term "Change of Control" means (i) a
transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company; or (ii) any merger or consolidation involving the Company, any other transaction involving cessation of the Company's obligation to file reports with the SEC pursuant to Section 12(g) or
Section 15(d) of the Exchange Act or any sale of all or substantially all of the assets of the Company, in each case so long as Investor receives, as a result of such merger, consolidation, other transaction or sale, and in exchange for or cancellation of the Registrable Securities, any combination of (x) cash or (y) securities registered pursuant to the Securities Act or issued in a transaction exempt from such registration pursuant to Section 3(a)(10) of the Securities Act.


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                           (b) The term "Exchange Act" means the Securities
Exchange Act of 1934, as amended (and any successor thereto), and the rules and regulations promulgated thereunder;

                           (c) The term "Form S-3" means such form under the
Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company's subsequent public filings under the Exchange Act;

                           (d) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                           (e) The term "Registrable Securities" means (a) the
Shares, plus any additional shares of Common Stock issued in respect thereof in connection with any stock split, stock dividend or similar event with respect to the Common Stock and (b) any securities of the Company into which such shares of Common Stock described in clause (a) above may be converted or exchanged; provided, however, that such securities shall cease to be Registrable Securities when (i) a registration with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement or (ii) such securities shall have been transferred pursuant to Rule 144 (or any successor provision under the Securities Act);

                           (f) The term "SEC" means the Securities and Exchange
Commission; and

                           (g) The term "Securities Act" means the Securities
Act of 1933, as amended(and any successor thereto) and the rules and regulations promulgated thereunder.

                  1.2 FORM S-3 REGISTRATION. If, after consummation of the Public Offering (as defined below) and expiration of the Lock-Up Period (as defined below), Company receives from Investor a written request that the Company effect a registration on Form S-3 with respect to all of the Registrable Securities (the "Demand Notice"), the Company will, as soon as practicable file a registration statement on Form S-3 covering the Registrable Securities specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2: (i) if Form S-3 is not available for such offering by Investor, provided that, Company shall use its commercially reasonable efforts to maintain its eligibility under the Securities Act and the Exchange Act to file a registration statement on Form S-3, or (ii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. For the purposes of this Agreement, "Lock-Up Period" means an initial Lock-Up Period commencing on the date of the filing of the preliminary prospectus supplement relating to the public offering by the underwriters, including the Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., of common stock pursuant to the Registration Statement (the "Public Offering"), with the SEC pursuant to Rule 424 of the Securities Act and continuing until, and including, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the "Initial Lock-Up Period"); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then with respect to clause (1), the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, or with respect to clause (2), the Lock-Up Period will be extended until the lesser of (i) the expiration of the 18-day period beginning on the date of the announcement that the Company will release earnings results and (ii) the expiration of the 2-day period beginning on the date of the release of the earnings results, unless, in each case, the Representatives waive, in writing, such extension. The Company represents and warrants that the Lock-Up Period is the same lock-up period applicable to the selling stockholders identified in the preliminary prospectus filed as of the date hereof with respect to the Registration Statement.


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                  1.3 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible and without charge to Investor:

                           (a) Prepare and file with the SEC, no later than five
(5) business days following receipt of the Demand Notice, a registration statement on Form S-3 with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of Investor, keep such registration statement effective for one hundred twenty (120) days or until such earlier date when Investor no longer holds Registrable Securities. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of 120 days following the effectiveness of such registration statement or such time as Investor no longer holds Registrable Securities.

                           (c) Take such action as may be necessary so that (i)
any registration statement, and any amendment thereto, and any prospectus forming a part thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act, and the respective rules and regulations thereunder, (ii) any registration statement, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) any prospectus forming part of any registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.


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                           (d) Furnish to the Investor such numbers of copies of
a prospectus, including a preliminary prospectus, and supplements thereto in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities.

                           (e) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (f) Notify Investor at any time when a prospectus
relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue until the earlier of 120 days following the effectiveness of such registration statement or such time as Investor no longer holds Registrable Securities. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Cause all such Registrable Securities registered
pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed no later than the effective date of such registration.

                           (h) Provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (i) Advise Investor and, if requested by Investor,
confirm such advice in writing:

                                    (i) when such registration statement, and
any amendment thereto, has been filed with the SEC and when the registration statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the SEC for
amendments or supplements to such registration statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the SEC of any stop
order suspending effectiveness of the registration statement or the initiation of any proceedings for that purpose; and


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                                    (iv) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the securities included in the registration statement for sale in any jurisdiction or the initiation of any proceeding for such purpose.

                           (j) Use its reasonable efforts to prevent the
issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any registration statement at the earliest possible time.

                           (k) Cooperate with the Investor to facilitate the
timely preparation and delivery of certificates representing Registrable Securities to be sold or delivered pursuant to such registration statement free of any restrictive legends and in such permitted denominations and registered in such names as the Investor may request in connection with the sale or delivery of Registrable Securities pursuant to such registration statement.

                           (l) Use its best efforts to comply with all
applicable rules and regulations of the SEC and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of such registration statement an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act.

                  1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities that Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

                  1.5 EXPENSES OF REGISTRATION. All fees and expenses incurred in connection with a registration requested pursuant to Sections 1.2 and 1.3, including, without limitation, all registration, filing, stock exchange, SEC, NASDAQ qualification, printers', counsel and accounting fees and expenses, shall be borne by the Company; provided, however, that Investor shall bear all underwriting discounts and commissions and all fees and disbursements of Investor's own counsel in connection with registration and/or disposition of the Registrable Securities.

                  1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                           (a) To Company will indemnify and hold harmless
Investor, each of its officers, employees and directors, and each person controlling Investor (each an "Investor Indemnified Party"), with respect to the registration which is effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter (each an "Underwriter Indemnified Party"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, Exchange Act, any state securities law or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Investor, each of its officers, directors, members and partners, and each person controlling the Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Investor or an Investor Indemnified Party or underwriter or an Underwriter Indemnified Party and stated to be specifically for use therein.


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                           (b) Investor will indemnify and hold harmless the
Company, each of its directors , employees and officers and each underwriter, if any, covered by such a registration statement, and each person who controls the Company or such underwriter, in each case against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document made by Investor, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by Investor therein not misleading, and will reimburse the Company and such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by Investor and stated to be specifically for use therein; provided, however, that the obligations of Investor hereunder shall be limited to an amount equal to the net proceeds to Investor of the securities of the Company sold as contemplated herein.

                           (c) Each party entitled to indemnification under this
Section 1.6 (the "Idemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.


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                           (d) If the indemnification provided for in this
Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that, in no event shall any contribution by Investor exceed the net proceeds to the Investor of the securities of the Company sold as contemplated herein. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (e) The foregoing indemnity agreement of the Company
and the Investor is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus is filed with the SEC pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  1.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights of Investor under Section 1.2 of this Agreement may not be assigned or transferred, whether by contract, assignment, operation of law or otherwise.

                  1.8 TERMINATION OF REGISTRATION RIGHTS. Investor shall not be entitled to exercise any right provided for in this Section 1 after termination of the Agreement, as provided in Section 2.1.

                  1.9 MFN--REGISTRATION RIGHTS UPON CHANGE OF CONTROL. If, upon consummation of a Change of Control, stockholders of the Company receive or are entitled to receive securities of a successor entity to the Company and such securities are coupled with contractual registration rights, then Investor shall be entitled to receive and the Company shall use commercially reasonable efforts to ensure that Investor receives registration rights on terms no less favorable than those applicable to any other stockholder of the Company.


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         2. MISCELLANEOUS.

                  2.1 TERMINATION. This Agreement shall terminate, and have no further force and effect at the earliest of (a) such time as Investor no longer holds Registrable Securities, (b) the expiration of any consecutive three-month period in which Rule 144 or another similar exemption under the Securities Act is available for the sale of all of Investor's Registrable Securities without registration, or (c) a Change of Control; provided, however, that Section 1.6 shall survive such termination.

                  2.2 WAIVER. In consideration of this Agreement, Investor hereby waives any rights Investor may have to (a) receive notice pursuant to
Section 4.1 of the Purchase Agreement with respect to the filing of the Registration Statement and any proposed or actual public offering made thereunder and (b) include the Shares in any public offering (including the Offering) made thereunder; it being understood that except for such waiver the Purchase Agreement remains in full force and effect.

                  2.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                  2.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

                  2.5 AMENDMENTS AND WAIVERS. The terms and provisions of this Agreement may only be modified or amended, or the performance thereof waived, pursuant to an instrument signed by (a) the Company and Investor or (b) the party against whom enforcement of such modification, amendment or waiver is sought.

                  2.6 NOTICES. Notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                     if to the Company:

                              iVillage Inc.
                              500 Seventh Avenue, 14th Floor
                              New York, New York  10018
                              Telephone:  212-600-7838
                              Facsimile:  212-600-6556
                              Attention:  Executive Vice President - Operations
                                          and Business Affairs


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                              with a copy to:

                              Orrick, Herrington & Sutcliffe LLP
                              Old Federal Reserve Bank Building
                              400 Sansome Street
                              San Francisco, CA 94111
                              Telephone: (415) 773-5830
                              Facsimile: (415) 773-5759
                              Attention: Richard V. Smith, Esq.

                     if to the Investor:

                              Unilever Home & Personal Care USA
                              Conopco, Inc.
                              33 Benedict Place
                              Greenwich, CT 06830
                              Telephone:  (203) 625-2102
                              Facsimile:  (203) 625-1796
                              Attention:  Chief Financial Officer

                              with a copy to:

                              Unilever United States, Inc.
                              390 Park Avenue
                              New York, NY 10022
                              Telephone:  212-906-4216
                              Facsimile:  212-318-3680
                              Attention:  Assistant General Counsel - Corporate

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of an internationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of telecopy transmission with confirmation of its receipt, and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                  2.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  2.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.


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                  2.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  2.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.11 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to the Company or Investor upon any breach or default of any party under this Agreement shall impair any such right, power or remedy of the Company or Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or Investor of any breach or default under this Agreement, or any waiver on the part of any such party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Company or Investor, shall be cumulative and not alternative.

                            [Signature Page Follows]


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

         The parties have executed this Registration Rights Agreement as of the date first above written.

iVILLAGE INC.                              CONOPCO, INC.



By: /s/ Steven A. Elkes                    By: /s/ Mart Laius
    ---------------------------                --------------------------
Print Name: Steven A. Elkes                Print Name: Mart Laius
            -------------------                        ------------------
Title: EVP                                 Title: Vice President
       ------------------------                   -----------------------




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